SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of report
                (Date of earliest event reported): April 29, 2004

                             DUKE ENERGY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         NORTH CAROLINA                    1-4928                56-0205520
(State or Other Jurisdiction of         (Commission             (IRS Employer
         Incorporation)                   File No.)          Identification No.)

526 South Church Street
Charlotte, North Carolina                                        28201-1006
(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code: 704-594-6200

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Item 7. Financial Statements and Exhibits

      (c)   Exhibits

            99    News Release dated April 29, 2004

Item 12. Results of Operations and Financial Condition

      On April 29, 2004, Duke Energy Corporation issued a news release announcing its financial results for the first quarter ended March 31, 2004. A copy of this news release is attached hereto as Exhibit 99. The information in
Exhibit 99 is being furnished pursuant to this Item 12.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               DUKE ENERGY CORPORATION

                                               By: /s/  Keith G. Butler
                                                   -----------------------------
                                                   Keith G. Butler
                                                   Vice President and Controller

Dated: April 29, 2004


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                                  EXHIBIT INDEX

Exhibit                      Description
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  99               News Release dated April 29, 2004